EXHIBIT 10.1
                            SHARE PURCHAE AGREEMENT


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                            SHARE PURCHASE AGREEMENT



     This Share Purchase Agreement ("Agreement") is dated as of April 7, 2000 by and among James Toot, an individual, Jeff Ploen, an individual, and Lawrence Deitler, an individual (individually and collectively "Sellers"), J.S.J. Capital III Inc., a Nevada Corporation ("JSJ"), and Accesspoint Corporation, a Nevada Corporation ("Buyer").


                              W I T N E S S E T H:


     A. WHEREAS, JSJ is a corporation duly organized under the laws of the State of Nevada.

     B. WHEREAS, Buyer wishes to purchase 100% of the outstanding common shares of JSJ free and clear of liens and encumbrances from Sellers (the "Purchase Shares").

     C. WHEREAS, the parties intend to subsequently merge JSJ, the wholly-owned subsidiary, with and into the Buyer.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                The Consideration

     1.1 Subject to the conditions set forth herein, Sellers shall sell and Buyer shall purchase 672,000 shares of common stock of JSJ. The transactions contemplated by this Agreement shall be completed simultaneously herewith. The purchase price for the shares to be paid by Buyer to Sellers is $150,000 in cash, and 15,000 shares of common stock of the Buyer (the "Consideration"). These 15,000 shares will be afforded piggyback rights and included in any appropriate registration statement the company may file after the merger.

                                   ARTICLE II

                              Conveyance of Shares

     2.1 The Purchase Shares shall be delivered and conveyed by Sellers to Buyer simultaneously herewith, with duly executed stock powers, upon receipt of the Consideration.


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                                  ARTICLE III

              Representations, Warranties and Covenants of Sellers

         Sellers and JSJ hereby represent, warrant and covenant to Buyer as follows:

     3.1 JSJ is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of JSJ, copies of which have been delivered to Buyer, are complete and accurate, and the minute books of JSJ, copies of which have also been delivered to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of JSJ.

     3.2 The authorized capital stock of JSJ consists of 25,000,000 shares of common stock. There are 672,000 shares of Common Stock issued and outstanding. All such shares of capital stock of JSJ are validly issued, fully paid and nonassessable. JSJ has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of JSJ, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of JSJ. All of the outstanding shares of capital stock of JSJ have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights.

     3.3 JSJ does not own nor has it ever owned any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of JSJ to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Sellers and JSJ and is a valid and binding agreement and obligation of the Sellers and JSJ enforceable against each Seller, jointly and severally, and against JSJ in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Sellers and JSJ each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by JSJ will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of JSJ, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which JSJ is a party or by which it or any of its material properties or assets are bound, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over JSJ, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of JSJ pursuant to the terms of any agreement or instrument to which JSJ is a party or by which JSJ may be bound or


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to which any of JSJ  property  is subject and no event has  occurred  with which lapse of time or action by a third party could result in a material breach or violation of or default by JSJ.

     3.6 Except as disclosed herein, and based upon the representations and warranties of the Buyer set forth herein, no authorization, consent, approval, exemption or other action by or notice to any government entity or filing with or consent of any governmental body is required for the sale of the Purchase Shares to Buyer pursuant to this Agreement.

     3.7 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Sellers threatened against or relating to JSJ or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which JSJ is a party or by which JSJ or its assets, properties, business or capital stock are bound.

     3.8 JSJ has accurately prepared and filed all Federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of JSJ for all current taxes and other charges to which JSJ is subject and which are not currently due and payable. None of the Federal income tax returns of JSJ have been audited by the Internal Revenue Service or other foreign governmental tax agency. JSJ has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against JSJ for any period, nor of any basis for any such assessment, adjustment or contingency.

     3.9 Sellers are the legal, beneficial and registered owners of the Purchase Shares, free and clear of any liens, charges, encumbrances, voting trusts, shareholder agreements or rights of any kind granted to any person or entity, or any interest in or the right to purchase or otherwise acquire any of the Purchase Shares from the Sellers at any time upon the happening of any stated event and may transfer such shares without the consent of any third party. Upon closing of the transactions contemplated hereby, the Buyer will acquire all right, title and interest in the Purchase Shares, free and clear of all liens, charges or encumbrances and will have all of Seller's entire right, title and interest in and to the Purchase Shares. All Purchase Shares owned by Sellers is set forth hereto on Schedule "A."

     3.10 JSJ has delivered to Buyer audited financial statements dated Oct. 31 1999. All such statements, herein sometimes called "JSJs Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of JSJ for the periods indicated. All financial statements of JSJ have been prepared in accordance with generally accepted accounting principles.

     3.11 As of the date hereof, the total indebtedness of JSJ is $7,500. JSJ and the Sellers hereby, jointly and severally, represent and warrant that all outstanding indebtedness of JSJ shall have been paid and released prior to the closing of the transactions hereby and that there are no outstanding liens, charges or encumbrances on the assets of JSJ.



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     3.12 Since the dates of the JSJs Financial Statements,  there have not been any material adverse changes in the business or condition, financial or otherwise, of JSJ. JSJs does not have any material liabilities, commitments or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

     3.13 JSJ is not a party to any contract performable in the future.

     3.14 The representations and warranties of the Sellers and JSJ shall be true and correct as of the date hereof.

     3.15 JSJ shall deliver to Buyer, all of its corporate books and records for review.

     3.16 JSJ has no employee benefit plan in effect at this time.

     3.17 No representation or warranty by JSJ or the Sellers in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.18 Sellers or JSJ have delivered, to Buyer true and correct copies of a Form 10SB declared effective by the Securities and Exchange Commission ("SEC") and each of its other reports to shareholders filed with the SEC for the year ended December 31, 1999. JSJ is a registered company under the Securities Exchange Act of 1934, as amended.

     3.19 JSJ has duly filed all reports required to be filed by it under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws"). No such reports, or any reports sent to the shareholders of JSJ generally contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such report, in light of the circumstances under which they were made, not misleading.

     3.20 Each Seller is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended.

     3.21 Each Seller is acquiring the shares of common stock of Buyer comprising the Consideration for the account of such Seller, for investment purposes only, and not with a view towards the resale or redistribution thereof.

     3.22 The Sellers have not received any general solicitation or general advertising regarding the shares of Buyer's common stock comprising the Consideration.

                                   ARTICLE IV

                Reimbursement; Termination of Representation and
               Warranties and Certain Agreements; Indemnification

     4.1 Deleted


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     4.2 The respective representations, warranties and covenants of the parties hereto shall survive the consummation of the purchase and sale of the Purchase Shares under this Agreement.

     4.3 The right to indemnification, payment of Damages (as defined in section 4.5) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

     4.4 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

     4.5 JSJ and each of the Sellers, jointly and severally, shall indemnify and hold harmless the Buyer, and each of its representatives, employees, officers, directors, stockholders, controlling persons and affiliates (collectively, the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

     (a) any representation or warranty made by the Sellers and JSJ in this agreement or any of the Sellers' and JSJ closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

     (b) any breach by any of the Sellers or JSJ of any covenant, agreement or obligation of the Sellers contained in this agreement.

     (c) any claims or litigation relating to JSJ now pending or threatened or which may hereafter be brought against Buyer and/or JSJ based upon events occurring prior to the date hereof.

     (d)      any  and  all  actions,  suits,   proceedings,   claims,  demands,
              assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

4.6 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to


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the indemnifying  party of the commencement of such action,  suit or proceeding.
The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

     4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 15 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, each party shall make available to the other party and its and their agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (each party to bear their own costs and expenses in such cooperation) with, and assist the other party in the defense of, such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to choose its own counsel and control the defense of such third party claim or demand, at the indemnifying party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

     4.8 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 5.5 of this Agreement.

     4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

     4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of California or of the United States of America for the Central District of California, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 5.5. The parties each hereby irrevocably waive any objection that it may now or


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hereafter  have to the  laying  of  venue  of any of the  aforesaid  actions  or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

                                   ARTICLE V

                                  Miscellaneous

     5.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

     5.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     5.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     5.4 This Agreement may not be amended except by written consent of both parties.

     5.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

5.6 To Sellers:

                  Michael Littman, Esq.
                  10200 West 44th Ave
                  Suite 400
                  Wheat ridge Co 80033


                  To Buyer:

                  Tom M. Djokovich, CEO
                  Accesspoint Corporation
                  38 Executive Park
                  Suite 350
                  Irvine, CA 92614

                  With copy to (which copy shall not constitute notice):


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                  Robert A. Loll,  Esq,  Floratos,  Loll & Devine A Professional
                  Law Corporation 18831 Von Karman Ave.
                  Suite 225
                  Irvine, CA 92612



or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     5.7 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of Buyer and Sellers. However, either party may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     5.8 If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover as an element of their damages, reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

     5.9 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of California applicable to agreements made and to be performed entirely in that state without regard to choice of law rules or the principles of conflict of laws.

         IN WITNESS WHEREOF, the parties have executed this Agreement this 7th day of April 2000.

                                             SELLERS:



                                             -----------------------------------
                                             James Toot, an individual



                                             -----------------------------------
                                             Jeff Ploen, an individual


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                                             -----------------------------------
                                             Lawrence Deitler, an individual





                                             J.S.J.

                                             J.S.J Capital III Inc., a Nevada
                                             corporation



                                             By: -------------------------------




                                             BUYER:

                                             Accesspoint Corporation, a Nevada
                                             corporation



                                             By: -------------------------------
                                                 Tom M. Djokovich, CEO